UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 10, 2007

Migo Software, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-5278NY	94-3334052
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

555 Twin Dolphin Drive, Suite 650, Redwood City, California		94065
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-232-2600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2007, Migo Software, Inc. (the "Company") entered into a loan agreement with VenCore Solutions, LLC under which VenCore will loan to the Company up to $2,000,000. Of the total loan amount, $1,000,000 has been advanced at the time of the closing of the transaction and the remaining $1,000,000 may be advanced, at the Company’s option, if the Company achieves certain minimum revenues from certain customers during the quarter ending September 30, 2007. The loan bears interest at 15% per annum, is repayable in monthly installments over three years and is secured by all of the Company’s assets. In connection with the first tranche of the loan, the Company granted to VenCore five-year warrants to purchase up to 812,500 shares of common stock at an exercise price of $.21 per share. Warrants for up to an additional 406,000 shares are to be granted for subsequent advances under the facility.

Item 2.02 Results of Operations and Financial Condition.

On August 14, 2007, Migo Software, Inc. (the "Company") issued the press release attached as Exhibit 99.1 to this Form 8-K concerning its results of operations for the quarter ended June 30, 2007.

This information is being furnished under Item 2.02 and this report and Exhibit 99.1 are furnished and are not considered "filed" with the Securities and Exchange Commission. As such, this information shall not be incorporated by reference into any of the Company's reports or other filings made with the Securities and Exchange Commission.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, information contained in this Form 8-K that does not constitute historical facts, including those statements that refer to future financial results, operating results and prospects, and the Company’s plans, prospects, expectations, strategies, intentions, hopes and beliefs are forward-looking statements. These forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. Any forward-looking statements are based on information available to the Company today, and the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Item 9.01 Financial Statements and Exhibits.

(a) None

(b) None

(c) Not applicable.

(d) Exhibits

Exhibit No. Description of Document

99.1 Press Release issued by Migo Software, Inc. on August 14, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Migo Software, Inc.

August 14, 2007	By:	/s/Richard Liebman

Name: Richard Liebman
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Migo Software, Inc. on August 14, 2007.